                    SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C.  20549


                                FORM 8-K/A

                      AMENDMENT TO CURRENT REPORT

  Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)   May 22, 1995
                                                 ----------------


                           FIRETECTOR INC.
         -------------------------------------------------------
          (Exact name of registrant as specified in its charter)


        Delaware                 0-17580           11-2941299
- ----------------------------------------------------------------
(State or other jurisdiction    (Commission        (IRS Employer
     of incorporation)          File Number)       Identification
No.)


  262 Duffy Avenue, Hicksville, New York              11801
- -----------------------------------------------------------------
   (Address of principal executive offices)         (Zip Code)


Registrant's telephone number, including area code (516) 433-4700
                                                  ---------------

ITEM 5


THIS AMENDEDMENT TO A CURRENT REPORT ON FORM 8-K/A IS BEING FILED
SOLELY TO FILE A SIGNATURE PAGE INADVERTENTLY OMITTED FROM A
CURRENT REPORT ON FORM 8-K FILED BY THE REGISTRANT ON MAY 22,
1995.

                        SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       FIRETECTOR INC.
                                        (Registrant)

Date: May 22, 1995                     DENNIS P. McCONNELL
                                     ----------------------
                                       DENNIS P. McCONNELL,
                                       Assistant Secretary

                        SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       FIRETECTOR INC.
                                        (Registrant)

Date: May 22, 1995                     DENNIS P. McCONNELL
                                     ----------------------
                                       DENNIS P. McCONNELL,
                                       Assistant Secretary